UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2011

KINETIC CONCEPTS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-09913	74-1891727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8023 Vantage Drive San Antonio, Texas	78230	(210) 524-9000
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 4, 2011, Kinetic Concepts, Inc. (the “Company”) announced the completion of the acquisition of the Company by an affiliate of a consortium comprised of investment funds advised by Apax Partners and controlled affiliates of Canada Pension Plan Investment Board and the Public Sector Pension Investment Board. A copy of the press release announcing completion of the merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also on November 4, 2011, the Company issued a press release announcing that the merger with the consortium affiliate constitutes a Make-Whole Fundamental Change under the Indenture, dated as of April 21, 2008, governing the Company’s 3.25 percent Convertible Senior Notes due 2015.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Form 8-K:

Exhibit Number	Description
Exhibit 99.1	Press Release regarding completion of Merger, dated November 4, 2011
Exhibit 99.2	Press Release regarding Make-Whole Fundamental Change, dated November 4, 2011

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC. (Registrant)

Date: November 4, 2011	By:	/s/ Martin J. Landon
Name: Martin J. Landon
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release regarding completion of Merger, dated November 4, 2011
Exhibit 99.2	Press Release regarding Make-Whole Fundamental Change, dated November 4, 2011